Exhibit 99.1

Meetings with Investors and Sterne Agee August 24, 2009 San Francisco, California

August 24, 2009 Meetings with Investors and Sterne Agee 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

 Meetings with Investors and Sterne Agee 3 NASDAQ Symbol PACW Fully Diluted Shares 32.3 Million* Market Capitalization $524.2 Million ** Average Volume 383,921 shares per day ** Dividends Per Share $0.04 per year (0.24% yield) ** (Annualized) Analyst Coverage Credit Suisse FIG Partners Fox-Pitt, Kelton Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Noble Financial Stern Agee & Leach, Inc. * Common and unvested restricted shares less treasury shares as of 6/30/09 ** As of August 18, 2009 Stock Summary August 24, 2009

Meetings with Investors and Sterne Agee 4 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts August 24, 2009

 Meetings with Investors and Sterne Agee 5 Source: Company Filings * See “Non-GAAP Measurements” slide. Commercial Banking Focus in Southern California $4.5 Billion in Assets at June 30, 2009 59 Offices Throughout Southern California Acquisitions PACW is the Culmination of 19 Bank and Finance Company Acquisitions and 1 Deposit Acquisition Acquisitions Augment Organic Growth Strong Tangible Capital Levels * For the Company at 6/30/09 $428.7 Million * ($464.1 million for GAAP) $13.27 Per Share * ($14.36 for GAAP) 9.65% of Tangible Assets * (10.37% for GAAP) For the Bank at 6/30/09 $474.7 Million * ($510.1 million for GAAP) 10.71% of Tangible Assets * (11.41% for GAAP) Operating Statistics For the month of June 2009 NIM – 4.97% Loan yield – 6.29% Deposit cost – 0.85% Efficiency Ratio for Second Quarter 2009 – 85.5% NPA Ratio at June 30, 2009 – 5.15% Credit Loss Allowance to Net Loans at June 30, 2009 – 1.97% Overview August 24, 2009

Meetings with Investors and Sterne Agee 6 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts August 24, 2009

 Meetings with Investors and Sterne Agee 7 Operating Principles Manage for Profitability Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses August 24, 2009

 Meetings with Investors and Sterne Agee 8 2009 Objectives Continued Focus on Credit Serve the Best and Largest Customers Grow DDA Balances Maintain Net Interest Margin FDIC-Assisted Acquisitions August 24, 2009

Meetings with Investors and Sterne Agee 9 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts August 24, 2009

 Meetings with Investors and Sterne Agee 10 Real Estate Mortgage Exposure August 24, 2009 Loan Category Balance Number of Loans Average Loan Balance Commercial real estate mortgage: Owner-occupied $ 372,828 435 $ 857 Retail 479,970 238 2,017 Office buildings 378,574 289 1,310 Industrial/warehouse 362,390 403 899 Hotels and other hospitality 284,980 66 4,318 Other 386,965 191 2,026 Total commercial real estate mortgage 2,265,707 1,622 1,397 Residential real estate mortgage: Multi-family 105,450 93 1,134 Single family owner-occupied 86,389 422 205 Single family nonowner-occupied 53,746 27 1,991 Total residential real estate mortgage 245,585 542 453 Total real estate mortgage $ 2,511,292 2,164 1,160 At June 30, 2009 (Dollars in thousands)

 Meetings with Investors and Sterne Agee 11 Non-Owner Occupied Residential Construction Exposure August 24, 2009 As of June 30, 2009 As of Number Average March 31, 2009 Loan Category of Loans Loan Balance Balance Balance (Dollars in thousands) Residential land acquisition and development 19 2,819 $ 53,552 $ 58,420 $ Residential nonowner- occupied single family 24 2,763 66,320 86,574 Unimproved residential land 12 4,014 48,169 48,814 Residential multifamily 8 5,100 40,798 37,341 63 3,315 $ 208,839 $ 231,149 $

 Meetings with Investors and Sterne Agee 12 Nonaccrual and Past Due Loans August 24, 2009 Loan category 6/30/09 3/31/09 6/30/09 3/31/09 SBA 504 6,497 $ 3,869 $ 14,821 $ 2,699 $ SBA 7(a) and Express 10,028 10,173 529 738 Residential construction 49,071 44,778 2,606 22,893 Commercial real estate 21,029 22,782 7,087 13,442 Commercial construction 8,606 14,875 1,170 - Commercial 21,760 18,255 1,199 2,543 Commercial land 1,058 1,641 - - Residential other 20,504 18,896 101 743 Residential land 17,940 1,257 - - Residential multifamily 301 301 - - Other, including foreign 123 1,670 40 640 156,917 $ 138,497 $ 27,553 $ 43,698 $ Nonaccrual loans Accruing and over 30 days past due Balance as of (Dollars in thousands)

 Meetings with Investors and Sterne Agee 13 Nonaccrual Loan Update Subsequent to June 30, 2009, we moved loans totaling $43.8 million to nonaccrual status. Repayments on nonaccrual loans totaled $5.0 million. The additions include (a) a $23.5 million relationship secured by a golf course, three related residential units and 15 improved lots located in the Desert region of Southern California and (b) two hospitality loans totaling $6.3 million. Information as of August 7, 2009 August 24, 2009

 Meetings with Investors and Sterne Agee 14 Other Real Estate Owned August 24, 2009 Property Type June 30, 2009 March 31, 2009 Improved residential land $ 2,611 $ 4,271 Commercial real estate 28,022 31,003 Residential condominiums 2,418 3,143 Single family residence 13,532 9,256 Total $ 46,583 $ 47,673 (Dollars in thousands) Balance as of

 Meetings with Investors and Sterne Agee 15 Charge-Off History Source: Company Filings August 24, 2009 0.08% 0.29% 0.03% 0.00% 0.24% -0.11% 0.25% -0.03% -0.05% -0.05% 0.21% 0.08% -0.01% 0.10% 0.00% 0.07% 0.02% 0.01% -0.19% 0.07% 1.82% 0.50% 0.76% 0.76% 0.63% 1.83% 1Q03 3Q03 1Q04 3Q04 1Q05 3Q05 1Q06 3Q06 1Q07 3Q07 1Q08 3Q08 1Q09 Net Charge-Offs to Average Loans

Meetings with Investors and Sterne Agee 16 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts August 24, 2009

 Meetings with Investors and Sterne Agee 17 Non Interest-Bearing Deposits to Total Deposits at Period End * Excludes a short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL DataSource * August 24, 2009 38% 42% 46% 49% 38% 35% 43% 37% 34% 21% 24% 24% 23% 23% 22% 22% 22% 22% 2001 2002 2003 2004 2005 2006 2007 2008 Q2 2009 PACW CA Peers

 Meetings with Investors and Sterne Agee 18 Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL DataSource Strong Net Interest Margin Versus Peers August 24, 2009 4.92% 5.24% 5.58% 6.37% 5.41% 5.32% 6.67% 6.34% 5.30% 3.40% 4.00% 3.96% 3.90% 4.19% 3.91% 3.82% 3.64% 3.79% 2001 2002 2003 2004 2005 2006 2007 2008 Q2 2009 PACW Peers

Meetings with Investors and Sterne Agee 19 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts August 24, 2009

 Meetings with Investors and Sterne Agee 20 * - The operating efficiency ratio for 2008 excludes the goodwill write-off. Source: Company Filings Average Branch Size Source: Company Filings and SNL DataSource Focus and Execution Drive Efficiency August 24, 2009 70% 66% 55% 57% 50% 47% 48% 59% 86% 2001 2002 2003 2004 2005 2006 2007 2008* Q2 2009 Operating Efficiency Ratio $45 $51 $59 $61 $56 $55 $54 $56 $55 2001 2002 2003 2004 2005 2006 2007 2008 Q2 2009 Average Branch Size ($ - M)

Meetings with Investors and Sterne Agee 21 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts August 24, 2009

 Meetings with Investors and Sterne Agee 22 Acquisition Strategy Banks Similar Strategic Focus In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement FDIC-Assisted Transactions High Transaction Account Balances Proximity to Existing Offices New Customer Relationships August 24, 2009

 Meetings with Investors and Sterne Agee 23 Strong Franchise Value * Source: SNL DataSource $4.5 Billion in Assets 10th Largest Publicly Traded CA Bank* Largest Independent Bank in San Diego County Southern California Footprint 59 Branches Profitability Strong Capital Base Low Cost of Deposits High Net Interest Margin Solid Credit Quality August 24, 2009

Meetings with Investors and Sterne Agee 24 Attractive Southern California Footprint August 24, 2009

Meetings with Investors and Sterne Agee 25 PacWest Bancorp Overview Operating Principles & Objectives Credit DDA & NIM Trends Expense Control Acquisition Strategy Performance Charts August 24, 2009

 Meetings with Investors and Sterne Agee 26 Stock Performance vs. Indices Data Through 8/18/09 August 24, 2009 0 100 200 300 400 500 Jun-00 Jun-01 Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 Jun-08 Jun-09 PacWest KBW Bank Index S&P 500

 Meetings with Investors and Sterne Agee 27 Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios August 24, 2009

 28 Non-GAAP Measurements – Tangible Capital Source: Company Filings August 24, 2009 Meetings with Investors and Sterne Agee 10.71% Tangible equity to assets (TCE) ratio 11.41% Equity-to-assets $ 474,669 End of period tangible equity 35,417 Intangibles $ 510,086 End of period equity $ 4,433,453 End of period tangible assets 35,417 Intangibles $ 4,468,870 End of period assets Pacific Western Bank 9.65% Tangible equity to assets (TCE) ratio 10.37% Equity to assets ratio $ 428,680 End of period tangible equity 35,417 Intangibles $ 464,097 End of period equity $ 4,440,819 End of period tangible assets 35,417 Intangibles $ 4,476,236 End of period assets Consolidated At June 30, 2009